                                                                    EXHIBIT 99.5



                       WICHITA C.I. ASSOCIATES III, L.P.
                            (A Limited Partnership)

                              FINANCIAL STATEMENTS
                      -----------------------------------

                     Years Ended December 31, 1995 and 1994

                    [MAYER HOFFMAN McCANN L.C. LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT
                          - - - - - - - - - - - - - -

To the Partners

         Wichita C.I. Associates III, L.P.

                 We have audited the balance sheets of

                       WICHITA C.I. ASSOCIATES III, L.P.

a limited partnership, as of December 31, 1995 and 1994, and the related statements of income, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wichita C.I. Associates III, L.P. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

February 8, 1996                                 /s/ MAYER HOFFMAN MCCANN L.C.

                       WICHITA C.I. ASSOCIATES III, L.P.

                                 BALANCE SHEETS
                                 --------------

                           December 31, 1995 and 1994

                                                                     1995           1994
                                                                 -----------    -----------
                                  A S S E T S
CURRENT ASSETS
 Cash                                                            $   186,771    $    46,353
 Accounts receivable, less allowance for
         doubtful accounts (1995, $578; 1994, $200)                   20,241         36,511
 Prepaid expenses and other current assets                            36,057         23,800
                                                                 -----------    -----------
                 TOTAL CURRENT ASSETS                                243,069        106,664

PROPERTY AND EQUIPMENT, at cost, less
 accumulated depreciation                                          1,991,819      2,151,240

INTANGIBLE ASSETS, at cost, less
 accumulated amortization                                            151,226         16,155

REPAIR AND REPLACEMENT FUND                                           38,980         85,259
                                                                 -----------    -----------
                 TOTAL ASSETS                                    $ 2,425,094    $ 2,359,318
                                                                 ===========    ===========

                             L I A B I L I T I E S

CURRENT LIABILITIES
Accounts payable
 Trade                                                           $    32,543    $    37,181
 Affiliates                                                           16,150         17,652
Accrued expenses                                                      91,719         40,531
Current portion of long-term debt                                     72,205      3,453,382
                                                                 -----------    -----------
         TOTAL CURRENT LIABILITIES                                   212,617      3,548,746
                                                                 -----------    -----------
LONG-TERM DEBT                                                     3,310,255              -
                                                                 -----------    -----------

                  P A R T N E R S' E Q U I T Y (D E F I C I T)

PARTNERS' EQUITY (DEFICIT)                                       $(1,097,778)    (1,189,428)
                                                                 -----------    -----------
         TOTAL LIABILITIES AND PARTNERS'
         EQUITY (DEFICIT)                                        $ 2,425,094    $ 2,359,318
                                                                 ===========    ===========

                       See Notes to Financial Statements

                       WICHITA C.I. ASSOCIATES III, L.P.

                              STATEMENTS OF INCOME
                              --------------------

                     Years Ended December 31, 1995 and 1994

                                                   1995           1994
                                                -----------   -----------
REVENUES
 Rooms                                          $ 2,258,137   $ 2,211,036
 Other departments                                   81,187        80,737
                                                -----------   -----------
         TOTAL REVENUES                           2,339,324     2,291,773
                                                -----------   -----------

OPERATING EXPENSES
 Rooms                                              490,690       485,852
 Other departments                                   35,031        29,865
 Administrative and general                         366,986       349,557
 Marketing                                          101,894       100,581
 Property operation, maintenance and
     energy costs                                   227,242       209,738
 Property taxes and insurance                        98,544        96,257
                                                -----------   -----------
         TOTAL OPERATING EXPENSES                 1,320,387     1,271,850
                                                -----------   -----------

OPERATING INCOME BEFORE OTHER INCOME (EXPENSE)    1,018,937     1,019,923
                                                -----------   -----------

OTHER INCOME (EXPENSE)
 Interest income                                      8,361            44
 Interest expense                                  (349,705)     (377,990)
 Depreciation and amortization                     (234,196)     (260,240)
                                                -----------   -----------
         TOTAL OTHER INCOME (EXPENSE)              (575,540)     (638,186)
                                                -----------   -----------
         NET INCOME                             $   443,397   $   381,737
                                                ===========   ===========

                       See Notes to Financial Statements

                       WICHITA C.I. ASSOCIATES III, L.P.

              STATEMENTS OF CHANGES IN PARTNERS' EQUITY (DEFICIT)
               - - - - - - - - - - - - - - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994


                              General         Limited
                              Partner         Partners        Total
                             -----------    -----------    -----------
BALANCE, DECEMBER 31, 1993   $  (337,867)   $  (840,353)   $(1,178,220)

DISTRIBUTIONS TO PARTNERS        (52,497)      (340,448)      (392,945)

NET INCOME                        51,000        330,737        381,737
                             -----------    -----------    -----------
BALANCE, DECEMBER 31, 1994      (339,364)      (850,064)    (1,189,428)

DISTRIBUTIONS TO PARTNERS        (46,995)      (304,752)      (351,747)

NET INCOME                        59,242        384,155        443,397
                             -----------    -----------    -----------
BALANCE, DECEMBER 31, 1995   $  (327,117)   $  (770,651)   $(1,097,778)
                             ===========    ===========    ===========


                       See Notes to Financial Statements


\                                      -4-

                       WICHITA C.I. ASSOCIATES III, L.P.

                            STATEMENTS OF CASH FLOWS
                            - - - - - - - - - - - -

                     Years Ended December 31, 1995 and 1994

                                                           1995            1994
                                                        -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                             $   443,397    $   381,737
 Adjustments to reconcile net income to net
         cash provided by operating activities
         Depreciation                                       213,092        246,745
         Amortization                                        21,104         13,495
         Loss on disposal of property and equipment               -          6,718
         Decrease (increase) in operating assets
         Accounts receivables                                16,270        (20,384)
         Prepaid expenses and other current assets          (12,257)        36,845
         Increase (decrease) in operating liabilities
         Accounts payable                                    (6,140)           427
         Accrued expenses                                    51,188        (78,725)
                                                        -----------    -----------
         NET CASH PROVIDED BY OPERATING ACTIVITIES          726,654        586,858
                                                        -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                         (53,671)      (131,355)
 Net additions to (payments from) the repair
         and replacement fund                                46,279        (25,402)
 Investment in intangible assets                           (156,175)             -
                                                        -----------    -----------
         NET CASH USED IN INVESTING ACTIVITIES             (163,567)      (156,757)
                                                        -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt                              3,400,000
Repayment of long term debt                              (3,470,922)       (26,455)
Distributions to partners                                  (351,747)      (392,945
                                                        -----------    -----------)
         NET CASH USED IN FINANCING ACTIVITIES             (422,669)      (419,400)
                                                        -----------    -----------
         NET INCREASE IN CASH                               140,418         10,701

         CASH, BEGINNING OF YEAR                             46,353         35,652
                                                        -----------    -----------
         CASH, END OF YEAR                              $   186,771    $    46,353
                                                        ===========    ===========


                       See Notes to Financial Statements

                       WICHITA C.I. ASSOCIATES III, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(1)      Summary of significant accounting policies

                 Nature of operations - The Partnership was formed on August 21, 1995 for the purpose of owning and operating a 120-room hotel known as the "ClubHouse Inn", in Wichita, Kansas. ClubHouse Properties, Inc. (CPI) was previously the owner of 13.361% general partner interest in Wichita C.I. Associates, L.P. (Wichita). CPI assigned its partnership interest in Wichita to C.I. Wichita General, L.L.C. which then exchanged this interest, along with the limited partner's 86.639% interest, for identical interests in Wichita C.I. Associates III, L.P. (Wichita III). C.I. Wichita General, L.L.C. is indirectly owned by ClubHouse Properties, Inc.

                 For financial statement and tax reporting, assets and liabilities of the Partnership were recorded at Wichita's historical cost basis. The accompanying 1995 statement of income includes the results of operations of Wichita and Wichita III. Partnership revenues are generated primarily from hotel operations and related activities.

                 Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 Depreciation and amortization - Depreciation and amortization are computed using the straight-line method with estimated useful lives as follows:

                Asset                              Useful Life
         -------------------------            -------------------------
         Building and improvements                 25 - 31.5 years
         Furniture and equipment                      5 - 10 years
         Loan costs                                       10 years
         Organization costs                                5 years

                 Advertising costs - Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 1995 and 1994 was $66,433 and $64,321, respectively.

                 Income taxes - No provision is included in these statements for income taxes since each partner is individually responsible for reporting their respective share of the Partnership net income or loss. Net income or loss of the Partnership is allocated between the general partner and the limited partner in accordance with their respective ownership percentages. The income for tax purposes for the years ended December 31, 1995 and 1994 was $350,616 and $316,434, respectively. The difference between the net income reported for financial statement purposes and the net income reported for tax purposes results primarily from using accelerated methods and shorter useful lives for tax depreciation and amortization of partnership assets.

                       WICHITA C.I. ASSOCIATES III, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(1)      Summary of significant accounting policies (continued)

                 Cash - For purpose of the statements of cash flows, cash consists of cash on-hand and demand deposits with financial institutions. Cash paid for interest during the years ended December 31, 1995 and 1994 was $349,705 and $377,989, respectively.

(2)      Property and equipment

                                                           December 31,
                                                  --------------------------
                                                      1995           1994
                                                  -----------    -----------
 Cost
 Land                                             $   455,000    $   455,000
 Building and improvements                          2,050,346      2,050,346
 Furniture and equipment                            1,546,068      1,518,232
                                                  -----------    -----------

         Total cost                                 4,051,414      4,023,578

Accumulated depreciation                           (2,059,595)    (1,872,338)
                                                  -----------    -----------

         Net property and equipment               $ 1,991,919    $ 2,151,240
                                                  ===========    ===========

                 The aggregate depreciation on property and equipment charged to operations for the years ended December 31,1995 and 1994 was $213,092 and $246,745, respectively.

(3)      Intangible assets


                                                       December 31,
                                                  ----------------------
                                                     1995          1994
                                                  ---------    ---------
Cost
 Loan costs
 Organization costs                               $ 142,686    $ 117,595
                                                     13,489       15,000
         Total cost                               ---------    ---------
                                                    156,175      132,595
Accumulated amortization
                                                     (4,949)    (116,440)
         Net intangible assets                    ---------    ---------
                                                  $ 151,226    $  16,155
                                                  =========    =========

                 The aggregate amortization on intangible assets charged to operations for the years ended December 31, 1995 and 1994 was $21,104 and $13,495, respectively.

                       WICHITA C.I. ASSOCIATES III, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                         - - - - - - - - - - - - - - -

(4)  Long-term debt

                                                                December 31,
                                                             1995          1994
                                                         -----------  ----------
<X>
       7.95% mortgage note due in monthly installments
     of $28,333, including interest, with final payment
     due October 2005; collateralized by substantially
     all of the Partnership's assets. Proceeds from the
     note were used to refinance the Partnership's
     variable rate mortgage note which was to mature
     during 1995.                                        $ 3,382,460  $        -

       Variable rate mortgage note, collateralized by
     substantially all of the Partnership's assets, with
     interest at the lower of 10 3/4% or the "weekly
     yield percentage" on United States Treasury
     Securities as published by the Federal Reserve
     Board plus 3%. Monthly payments of principal and
     interest were due until maturity, June 1995.
                                                                   -   3,453,382
                       Less: current portion                  72,205   3,453,382
                                                         -----------  ----------
                       Noncurrent portion                $ 3,310,255  $        -
                                                         ===========  ==========

                       Maturities for long - term debt are as follows:

     Years Ending December 31.
     -------------------------
              1996                     $   72,205
              1997                         78,159
              1998                         84,604
              1999                         91,581
              2000                         99,132
           Thereafter                   2,956,779
                                       ----------
             Total long - term debt    $3,382,460

                       WICHITA C.I. ASSOCIATES III, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(5)      Related party transactions

                 ClubHouse Inns of America, Inc. (CIA) is an affiliate of the Partnership through common ownership. There is a management agreement with CIA to manage the Partnership's hotel and to provide accounting services. Management and accounting fees of $91,295 and $89,249 were earned by CIA during the years ended December 31, 1995 and 1994, respectively.

                 In addition to the fees above, the Partnership is obligated under a franchise agreement with CIA to pay franchise and marketing fees along with its share of the costs of the central reservation system. The Partnership may purchase goods through the centralized purchasing service. The Partnership incurred the following expenses relating to the franchise agreement:

                                     Years Ended December 31,
                                     ------------------------
                                         1995        1994
                                     -----------  -----------
         Royalty fees                   $90,325   $88,441
         Marketing fees                  33,872    33,165
         Central reservation expenses    13,707    14,184
         Administrative fees             12,000    12,000

(6)      Repair and replacement fund

                 Under the terms of the Partnership's management and debt agreements, the Partnership is required to fund a reserve for repair and replacement of property and equipment. The agreements call for the Partnership to place up to 4% of the projected annual gross income of the property in this fund.

                       WICHITA C.I. ASSOCIATES III, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                          - - - - - - - - - - - - - -

(7)      Fair value of financial instruments

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of estimated fair values for financial instruments held by the Partnership. Financial instruments, as defined in SFAS No. 107, held by the Partnership include cash, repair and replacement reserves and the Partnership's mortgage note. The carrying amounts and estimated fair values of these financial instruments, as of December 31, 1995, are as follows:

                                      December 31, 1995
                                  -----------------------
                                                Estimated
                                   Carrying       Fair
                                    Amount        Value
                                  ----------   ----------
Cash                              $  186,771   $  186,771
Repair and replacement reserves   $   38,980   $   38,980
Mortgage note payable             $3,382,460   $3,382,460

                 The carrying value's of the Partnership's cash and repair and replacement reserves approximate fair value as of December 31, 1995. The fair value of the Partnership's mortgage note payable is estimated using a discounted cash flow calculation based on current market rates being offered for similar debt issues.

                             ADDITIONAL INFORMATION
                             - - - - - - - - - - -

                     [MAYER HOFFMAN McCANN L.C. LETTERHEAD]

             INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION
             - - - - - - - - - - - - - - - - - - - - - - - - - - -

To the Board of Directors

         Wichita C.I. Associates III, L.P.

         Our audits were made for the purpose of forming an opinion on the basic financial statements of Wichita C.I. Associates III, L.P. for the years ended December 31, 1995 and 1994, taken as a whole. The accompanying ADDITIONAL INFORMATION is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements. In our opinion, the accompanying ADDITIONAL INFORMATION is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

February 8, 1996                           /s/   MAYER HOFFMAN MCCANN L.C.

                       WICHITA C.I ASSOCIATES III, L.P.

                 ADDITIONAL INFORMATION - STATEMENTS OF INCOME
                 ---------------------------------------------
                 RECONCILIATION OF FINANCIAL REPORTING INCOME
                              TO TAX BASIS INCOME

                                                                1995                          1994
                                             -----------------------------------------    ------------
                                             January 1 to   September 14
                                             September 13   to December 13     Total
                                             ------------   -------------- -----------    ------------
Net Income, financial reporting basis        $   356,137    $    87,260    $   443,397    $   381,737

Tax depreciation in excess of less than
     financial reporting depreciation            (86,404)       (15,341)      (101,745)       (61,711)

Tax amortization (in excess of) less
     than financial reporting amortization        10,675              -         10,675         (6,780)

Amounts owed to affiliate, not deductible
     for tax purposes until paid                 (17,653)        16,151         (1,502)         1,448

Other                                               (993)           784           (209)         1,740
                                             -----------    -----------    -----------    -----------
Net income, tax basis                        $   261,762    $    88,854    $   350,616    $   316,434
                                             ===========    ===========    ===========    ===========
